EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Purchase Point Media, Inc. (the "Company") on Form 10-KSB for the year ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),  I, Steve Rubakh, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

        (1) The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The  information  contained in the Report  fairly  presents,  in all material  respects,  the  financial  condition  and result of  operations of the Company.

                                          /s/ Steve Rubakh
                                           Steve Rubakh
                                           Principal Financial Officer
October 15, 2007